STOCK OPTION AGREEMENT

      AGREEMENT, made as of December 1, 1999, by and between GLOBAL TELECOMMUNICATION SOLUTIONS, INC., a Delaware corporation (the "Company"), and LEE R. MONTELLARO, (the "Employee").

      WHEREAS, on December 1, 1999 (the "Grant Date"), the Board of Directors authorized the grant to the Employee of an option (the "Option") to purchase an aggregate of 200,000 shares of the authorized but unissued common stock of the Company, $.01 par value ("Common Stock"), conditioned upon the Employee's acceptance thereof upon the terms and conditions set forth in this Agreement; and

      WHEREAS, the Employee desires to acquire the Option on the terms and conditions set forth in this Agreement;

      IT IS AGREED:

            1. Grant of Stock Option. The Company hereby grants to the Employee the right and option ("Option") to purchase all or any part of an aggregate of 200,000 shares of Common Stock ("Option Shares") on the terms and conditions set forth herein. The Option represented hereby is a non-qualified stock option not intended to qualify under any section of the Internal Revenue Code of 1986, as amended, and is not granted under any plan, including the Company's 1994 Performance Equity Plan ("Plan"). Certain terms used herein, however, are defined under the Plan.

            2. Exercise Price. The exercise price ("Exercise Price") of the Option shall be $0.25 per share, subject to adjustment as hereinafter provided.

            3. Exercisability. If the Company has not filed, or been forced to file, for protection under the United States Bankruptcy Code as of April 1, 2000, this Option shall become exercisable, subject to the terms and conditions of this Agreement, on April 3, 2000, and shall remain exercisable until November 30, 2004, except as otherwise set forth in this Agreement (the "Exercise Period").

            4. Effect of Termination of Employment.

                  4.1 Termination Due to Death. If Employee's employment by the Company terminates by reason of death prior to the commencement of the Exercise Period, the Option shall expire on the date of such death. If Employee's employment by the Company terminates by reason of death during the Exercise Period, the Option shall remain exercisable and may thereafter be exercised by the legal representative of the estate or by the legatee of the

Employee under the will of the Employee, for a period of one year from the date of such death or until the expiration of the Exercise Period, whichever period is shorter.

                  4.2 Termination Due to Disability. If Employee's employment by the Company terminates by reason of Disability (as such term is defined under the Plan) prior to the commencement of the Exercise Period, the Option shall expire on the date of such termination. If Employee's employment by the Company terminates by reason of Disability during the Exercise Period, the Option shall remain exercisable and may thereafter be exercised by the Employee for a period of one year from the date of such termination or until the expiration of the Exercise Period, whichever period is shorter.

                  4.3 Termination by the Company Without Cause and/or Due to Retirement. If Employee's employment is terminated by the Company without cause or due to Normal Retirement (as such term is defined under the Plan) prior to the commencement of the Exercise Period, and, at the time of such termination, the Company has not filed, or been forced to file, for protection under the United States Bankruptcy Code, then the Option shall not expire and may thereafter be exercised by the Employee during the Exercise Period. If Employee's employment is terminated by the Company without cause or due to Normal Retirement during the Exercise Period, then the Option shall not expire and may thereafter be exercised by the Employee until the expiration of the Exercise Period.

                  4.4 Other Termination.

                        (a) If Employee's employment is terminated for any reason other than (i) death, (ii) Disability, (iii) Normal Retirement, or (iv) without cause by the Company, the Option shall expire on the date of termination of employment.

                        (b) The Board of Directors, in the event the Employee's employment is terminated for cause, may require the Employee to return to the Company the economic benefit of any Option Shares purchased hereunder by the Employee within the six month period prior to the date of termination. In such event, the Employee hereby agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value (as such term is defined under the Plan) of the Option Shares on the date of termination (or the sales price of such Shares if the Option Shares were sold during such six month period) and the Exercise Price of such Shares.

            5. Withholding Tax. Not later than the date as of which an amount first must be included in the gross income of the Employee for Federal income tax purposes with respect to the Option, the Employee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount ("Withholding Tax"). The obligations of the Company under the Plan and pursuant to this Agreement shall be conditioned upon such payment


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

or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any Withholding Taxes from any payment of any kind otherwise due to the Employee from the Company.

            6. Adjustments. In the event of any change in the number of outstanding shares of Common Stock of the Company occurring as the result of a stock split, reverse stock split or stock dividend on the Common Stock, after the Grant Date, the Company shall proportionately adjust the number of Option Shares and the Exercise Price of the Option. Any right to acquire a fractional Option Share resulting from adjustments will be rounded to the nearest whole Option Share. If the Company shall be the surviving corporation in any merger, combination or consolidation, this Option shall pertain and apply to the Option Shares to which the Employee is entitled hereunder, without adjustment. In the event of a change in the par value of the shares of Common Stock which are subject to this Option, this Option will be deemed to pertain to the shares resulting from any such change. To the extent that the foregoing adjustments relate to Common Stock, the adjustments will be made by the Board of Directors whose determination will be final, binding and conclusive.

            7. Method of Exercise.

                  7.1 Notice to the Company. The Option may be exercised in whole or in part by written notice in the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice and of the Withholding Taxes, if any.

                  7.2 Delivery of Option Shares. The Company shall deliver a certificate for the Option Shares to the Employee as soon as practicable after payment therefor.

                  7.3 Payment of Purchase Price.

                        7.3.1 Cash Payment. The Employee shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; the Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

                        7.3.2 Stock Payment. The Board of Directors, in its sole discretion, may allow Employee to use Common Stock of the Company owned by him to make any required payments by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Shares of Common Stock used for this purpose shall be valued at the Fair Market Value. Notwithstanding the foregoing, the Company shall have the right to reject payment in the form of Common Stock if in the opinion of counsel for the Company, (i) it could result in an event of "recapture" under Section 16(b) of the


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

Securities Exchange Act of 1934; (ii) such shares of Common Stock may not be sold or transferred to the Company, or (iii) such transfer could create legal difficulties for the Company.

            8. Nonassignability. The Option shall not be assignable or transferable, except by will or by the laws of descent and distribution in the event of the death of the Employee. No transfer of the Option by the Employee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

            9. Accelerated Vesting and Exercisability. If (i) any person or entity other than the Company and/or any officer, director or principal stockholder (i.e., a holder [beneficially or of record) of more than ten percent of the Company's voting stock) of the Company acquires securities of the Company (in one or more transactions) having 25% or more of the total voting power of all the Company's securities then outstanding and (ii) the Board of Directors of the Company does not authorize or otherwise approve such acquisition, then the vesting periods of the Option shall be accelerated and the Option shall immediately and entirely vest. In such event, Employee shall have the immediate right to purchase all the Option Shares, subject to the provisions of this Agreement.

            10. Company Representations. The Company hereby represents and warrants to the Employee that:

                        (i) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder, and

                        (ii) the Option Shares, when issued and delivered by the Company to the Employee in accordance with the terms and conditions hereof, will be duly and validly issued and filly paid and non-assessable.

            11. Employee Representations. The Employee hereby represents and warrants to the Company that:

                        (i) he is acquiring the Option and shall acquire the Option Shares for his own account and not with a view towards the distribution thereof;

                        (ii) he has received a copy of all reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, within the last 24 months and all reports issued by the Company to its stockholders;


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

                        (iii) he understands that he must bear the economic risk of the investment in the Option Shares, which cannot be sold by him unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

                        (iv) in his position with the Company, he has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

                        (v) he is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

                        (vi) if, at the time of issuance of the Option Shares, the issuance of such shares have not been registered under the 1933 Act, the certificates evidencing the Option Shares shall bear the following legend:

                  "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

            12. Restriction on Transfer of Option Shares.

                  12.1 Anything in this Agreement to the contrary notwithstanding, Employee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is available thereunder, and (ii) the Employee has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

                  12.2 Anything in this Agreement to the contrary notwithstanding, Employee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him (i) prior


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

to six months after the Grant Date and (ii) except in accordance with Company's policy, if any, regarding the sale and disposition of securities owned by employees and/or directors of the Company.

            13. Miscellaneous.

                  13.1 Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally, transmitted by electronic means or sent by a nationally recognized next-day courier to the parties at their respective addresses set forth herein, or to such other address as either shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or transmitted as provided herein.

                  13.2 Employee and Stockholder Rights. The Employee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option. Nothing contained in this Agreement shall be deemed to confer upon Employee any right to continued employment with the Company or any subsidiary thereof, nor shall it interfere in any way with the right of the Company to terminate Employee in accordance with the provisions regarding such termination set forth in Employee's written employment agreement with the Company, or if there exists no such agreement, to terminate Employee at will.

                  13.3 Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

                  13.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by the Employee and the Company.

                  13.5 Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

                  13.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey (without regard to choice of law provisions).

                  13.7 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.


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

      IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above:

GLOBAL TELECOMMUNICATION                 Address: 10 Stow Road, Suite 200
SOLUTIONS, INC.                                   Marlton, New Jersey 08053


By: /s/ [Illegible]
   -------------------------------


EMPLOYEE:                                Address: 60 Ticonderoga Boulevard
                                                  Freehold, New Jersey 07728

/s/ Lee R. Montellaro
----------------------------------
LEE R. MONTELLARO


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

                                                                       EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION

____________________________
         DATE

GLOBAL TELECOMMUNICATION
 SOLUTIONS, INC.
10 Stow Road, Suite 200
Marlton, New Jersey 08053
Attention: Stock Option Committee of the Board of Directors

                  Re: Purchase of Option Shares

Gentlemen:

      In accordance with my Stock Option Agreement dated as of December 1, 1999 with Global Telecommunication Solutions, Inc. (the "Company"), I hereby irrevocably elect to exercise the right to purchase ________ shares of the Company's common stock, par value $.01 per share ("Common Stock").

      As payment for my shares, enclosed is (check and complete applicable box[es]):

      |_| a [personal check] [certified check] [bank check] payable to the order of "Global Telecommunication Solutions, Inc." in the sum of $___________;

      |_|   confirmation of wire transfer in the amount of $__________; and/or


      |_| with the consent of the Company, a certificate for ___________ shares of the Company's Common Stock, free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in the 1994 Performance Equity Plan) of $______________.

      I hereby represent and warrant to, and agree with, the Company that:

            (i) I have acquired the Option and shall acquire the Option Shares for my own account, for investment, and not with a view towards the distribution thereof;

            (ii) I have received a copy of all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

            (iii) I understand that I must bear the economic risk of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

            (iv) I agree that I will not sell, transfer by any means or otherwise dispose of the Option Shares acquired by me hereby except in accordance with Company's policy, if any, regarding the sale and disposition of securities owned by employees and/or directors of the Company;

            (v) in my position with the Company, I have had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to
      (ii) above;

            (vi) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

            (vii) if, at the time of issuance of the Option Shares, the issuance of such shares have not been registered under the 1933 Act, the certificates evidencing the Option Shares shall bear the following legend:

                  "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

      Kindly forward to me my certificate at your earliest convenience.

Very truly yours,

________________________________             __________________________________
(Signature)                                  (Address)

________________________________             __________________________________
(Print Name)

                                             __________________________________
                                             (Social Security Number)